STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

Strategic Partners Moderate Allocation Fund

Strategic Partners Growth Allocation Fund

Supplement dated May 25, 2005 to

Prospectus dated October 1, 2004

Effective as of May 25, 2005, each Fund listed above has changed certain of its investment policies.

The chart below compares the current and new investment policies for each Fund.  The numbers appearing in parentheses in the table indicate the page numbers where the current investment policies appear in the prospectus.  The information in this supplement supersedes any contrary information that may be contained either in the Funds’ prospectus or statement of additional information (SAI).

Fund	Current Investment Policy	New Investment Policy
Conservative Allocation Fund Moderate Allocation Fund

“The debt obligations held by the Fund will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.” (5, 7)

“The debt obligations held by the Fixed Income sleeves of the Funds investing in high-quality debt instruments will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.”

Conservative Allocation Fund	“The Fund ordinarily does not invest in securities that are in default.” (5)	“The Fund may invest in the securities of issuers that are in default.”
Moderate Allocation Fund	No stated policy on the securities of issuers that are in default.	“The Fund may invest in the securities of issuers that are in default.”
Conservative Allocation Fund Moderate Allocation Fund	With respect to high-yield debt securities (junk bonds), the Fund invests “up to 35%, usually less than 10%; up to 25% in securities rated below B” (35)	With respect to high-yield debt securities (junk bonds), the Fund invests “up to 35%, but usually approximately the same percentage as the target allocation set forth in the Risk/Return Summary.”
Conservative Allocation Fund Moderate Allocation Fund Growth Allocation Fund	No current policies on these securities.

“Each Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.”

Conservative Allocation Fund Moderate Allocation Fund Growth Allocation Fund	“Each Fund may also invest in convertible and preferred securities,” including convertible bonds, convertible preferred stock and non-convertible preferred stock.” (26)	“Each Fund may also invest in convertible and preferred securities, including convertible bonds, convertible preferred stock, non-convertible preferred stock, warrants and rights.”

MFSP504C6